UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 25, 2011
Date of earliest event reported April 20, 2011

Commission file no. 333-133184-12

Neiman Marcus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-3509435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1618 Main Street Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On April 20, 2011, The Neiman Marcus Group, Inc. (“NMG”), a subsidiary of Neiman Marcus, Inc.,  issued a press release announcing its intention to refinance a portion of its existing indebtedness.  On April 21, 2011, NMG issued a press release announcing that it is offering to purchase any and all of its 9%/9 ¾% Senior Notes due 2015 and soliciting consents to amendments to the indenture under which those notes were issued.  Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated April 20, 2011.
99.2	Press release dated April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS, INC.

Date: April 25, 2011	By:	/s/ Nelson A. Bangs
Nelson A. Bangs
Senior Vice President